UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 22, 2010

Silicon Storage Technology, Inc.

(Exact name of registrant as specified in its charter)

California	000-26944	77-0225590
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1020 Kifer Road

Sunnyvale, California 94086

(Address of Principal Executive Offices, including Zip Code)

(408) 735-9110

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On February 22, 2010, Silicon Storage Technology, Inc., a California corporation, or SST, entered into Amendment No. 1, or the Amendment, to the Agreement and Plan of Merger, or the Merger Agreement, dated February 2, 2010 with Microchip Technology Incorporated, a Delaware corporation, or Parent, and Sun Acquisition Corporation, a California corporation and a wholly owned subsidiary of Parent, or Merger Sub. The Merger Agreement provides for the acquisition by Parent of SST by means of a merger, or the Merger, of Merger Sub with and into SST, with SST surviving as a wholly-owned subsidiary of Parent. Pursuant to the Amendment, the aggregate consideration payable by Parent to SST’s shareholders in connection with the Merger has been increased from $2.85 per share to $3.00 per share, without interest. In addition, although the percentage value of the termination fee is remaining the same, at 3.5% of total equity consideration, pursuant to the Amendment, the termination fee payable by SST in certain circumstances has been increased from $9,600,000 to $10,120,624.

The Strategic Committee of our Board of Directors, or the Strategic Committee, consisting of all three of the independent members of the Board of Directors, and our Board of Directors, each unanimously approved the Amendment and determined that the Amendment is advisable and both fair to and in the best interest of our shareholders.

Other than as described above and as provided in the Amendment, the Merger Agreement filed with the Securities and Exchange Commission on February 3, 2010 as Exhibit 2.1 to our Current Report on Form 8-K remains in full force and effect as originally executed on February 2, 2010. The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger, and all other statements in this filing other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, each of which is qualified in its entirety by reference to the following cautionary statements. Forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. A number of the matters discussed herein that are not historical or current facts deal with potential future circumstances and developments, in particular, whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: any conditions imposed on the parties in connection with consummation of the transaction described herein; approval of the merger by our shareholders; satisfaction of various other conditions to the closing of the transactions described herein; and the risks that are described from time to time in our reports filed with the SEC, including our Annual Report on Form 10–K for the year ended December 31, 2008 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009. This Current Report speaks only as of its date, and we disclaim any duty to update the information herein.

Additional Information and Where to Find It

In connection with the proposed merger with Parent, Silicon Storage Technology, Inc. filed a preliminary proxy statement and other related documents with the Securities and Exchange Commission, or the SEC, on February 17, 2010. INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SST AND THE PROPOSED TRANSACTION WITH PARENT. The definitive proxy statement (when it becomes available) will be mailed to Silicon Storage Technology, Inc.’s shareholders. Investors and shareholders may obtain a free copy of these documents (when available) and other documents filed by Silicon Storage Technology, Inc. at the

SEC’s web site at www.sec.gov and at the Investor section of our website at www.SST.com. The proxy statement and such other documents may also be obtained for free from Silicon Storage Technology, Inc. by directing such request to Silicon Storage Technology, Inc., Attention: Ricky Gradwohl, 1020 Kifer Road, Sunnyvale, California 94086, Telephone: (408) 735-9110.

Silicon Storage Technology, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger with Parent. Information about Silicon Storage Technology, Inc.’s directors and executive officers is set forth in Silicon Storage Technology, Inc.’s proxy statement on Schedule 14A filed with the SEC on April 30, 2009. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger with Parent is included in the preliminary proxy statement with respect to the proposed merger with Parent that Silicon Storage Technology, Inc. filed with the SEC on February 17, 2010.

Item 8.01.	Other Events.

On February 23, 2010, SST issued a press release announcing the signing of the Amendment. A copy of the press release announcing the signing of the Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 22, 2010, by and among Microchip Technology Incorporated, Sun Acquisition Corporation and Silicon Storage Technology, Inc.

99.1	Press Release issued by Silicon Storage Technology, Inc., dated February 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SILICON STORAGE TECHNOLOGY, INC.

Date: February 23, 2010	By:	/s/ BING YEH
	Name:	Bing Yeh
	Title:	Chairman of the Board and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 22, 2010, by and among Microchip Technology Incorporated, Sun Acquisition Corporation and Silicon Storage Technology, Inc.

99.1	Press Release issued by Silicon Storage Technology, Inc., dated February 23, 2010.

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